                                 Exhibit 99.3

              Series 1998-2 Monthly Certificateholders' Statement
                        for the month of September 1999

                                                                   Series 1998-2

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the
      "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National
      Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:

       Date of the Certificate                        October 10, 1999
       Monthly Period ending:                       September 30, 1999
       Determination Date                             October 10, 1999
       Distribution Date                              October 15, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                                              General
-----------------------------------------------------------------------------------------------------------------------------------
  201  Amortization Period                                                                                     No           201
  202  Early Amortization Period                                                                               No           202
  203  Class A Investor Amount paid in full                                                                    No           203
  204  Class B Investor Amount paid in full                                                                    No           204
  205  Collateral Indebtedness Amount paid in full                                                             No           205
  206  Saks Incorporated is the Servicer                                                                       Yes          206

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       as of the end of
                                                                  as of the end of prior                 the relevant
                                                                      Monthly Period                    Monthly Period
                                                                  ----------------------             --------------------
  207  Series 1998-2 Investor Amount                                   $261,500,000         207(a)        $261,500,000      207(b)
  208    Class A Investor Amount                                       $200,000,000         208(a)        $200,000,000      208(b)
  209    Class B Investor Amount                                       $ 21,500,000         209(a)        $ 21,500,000      209(b)
  210    Collateral Indebtedness Amount                                $ 24,000,000         210(a)        $ 24,000,000      210(b)
  211    Class D Investor Amount                                       $ 16,000,000         211(a)        $ 16,000,000      211(b)

  212  Series 1998-2 Adjusted Investor Amount                          $261,500,000         212(a)        $261,500,000      212(b)
  213    Class A Adjusted Investor Amount                              $200,000,000         213(a)        $200,000,000      213(b)
  214      Principal Account Balance                                   $          -         214(a)        $          -      214(b)
  215    Class B Adjusted Investor Amount                              $ 21,500,000         215(a)        $ 21,500,000      215(b)

  216    Class A Certificate Rate                                                                                 6.00%     216
  217    Class B Certificate Rate                                                                                 6.15%     217
  218    Collateral Indebtedness Interest Rate                                                                 6.13000%     218
  219    Class D Certificate Rate                                                                              6.38000%     219
  220  Weighted average interest rate for Series 1998-2                                                           6.05%     220


                                                                                                       as of the end of
                                                                  as of the end of prior                 the relevant
                                                                      Monthly Period                    Monthly Period
                                                                  ----------------------               ----------------
  221  Series 1998-2 Investor Percentage with respect to Finance          25.76%            221(a)           24.44%         221(b)
       Charge Receivables
  222    Class A                                                          19.70%            222(a)           18.69%         222(b)
  223    Class B                                                           2.12%            223(a)            2.01%         223(b)
  224    Collateral Indebtedness Amount                                    2.36%            224(a)            2.24%         224(b)
  225    Class D                                                           1.58%            225(a)            1.50%         225(b)

  226  Series 1998-2 Investor Percentage with respect to
       Principal Receivables                                              25.76%            226(a)           24.44%         226(b)
  227    Class A                                                          19.70%            227(a)           18.69%         227(b)
  228    Class B                                                           2.12%            228(a)            2.01%         228(b)
  229    Collateral Indebtedness Amount                                    2.36%            229(a)            2.24%         229(b)
  230    Class D                                                           1.58%            230(a)            1.50%         230(b)

  231  Series 1998-2 Investor Percentage with respect to                  25.76%            231(a)           24.44%         231(b)
       Allocable Amounts
  232    Class A                                                          19.70%            232(a)           18.69%         232(b)
  233    Class B                                                           2.12%            233(a)            2.01%         233(b)
  234    Collateral Indebtedness Amount                                    2.36%            234(a)            2.24%         234(b)
  235    Class D                                                           1.58%            235(a)            1.50%         235(b)

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                                               Series 1998-2 Investor Distributions
-----------------------------------------------------------------------------------------------------------------------------------
  236  The sum of the daily allocations of collections                                                    $          -      236
       of Principal Receivables for the relevant
       Monthly Period

                                                                   Series 1998-2

  237    Class A distribution of collections of Principal Receivables per $1,000 of                       $          -      237
       original principal amount
  238    Class B distribution of collections of Principal Receivables per $1,000 of                       $          -      238
       original principal amount
  239    Collateral Indebtedness Amount distribution of collections of Principal                          $          -      239
       Receivables per $1,000 of original principal amount
  240    Class D distribution of collections of Principal Receivables per $1,000 of                       $          -      240
       original principal amount
  241    Class A distribution attributable to interest per $1,000 of original principal                   $       5.00      241
       amount
  242    Class B distribution attributable to interest per $1,000 of original principal                   $       5.13      242
       amount
  243    Collateral Indebtedness Amount distribution attributable to interest per $1,000                  $       5.11      243
       of original principal amount
  244    Class D distribution attributable to interest per $1,000 of original principal                   $          -      244
       amount
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of                      $       1.67      245
       original principal amount

-----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1998-2
-----------------------------------------------------------------------------------------------------------------------------------
  246  Series allocation of collections of Principal Receivables                                          $ 49,964,401      246
  247    Class A                                                                                          $ 38,213,691      247
  248    Class B                                                                                          $  4,107,972      248
  249    Collateral Indebtedness Amount                                                                   $  4,585,643      249
  250    Class D                                                                                          $  3,057,095      250

  251  Series allocation of collections of Finance Charge Receivables                                     $  4,933,999      251
  252    Class A                                                                                          $  3,773,613      252
  253    Class B                                                                                          $    405,663      253
  254    Collateral Indebtedness Amount                                                                   $    452,834      254
  255    Class D                                                                                          $    301,889      255

       Available Funds
       ---------------
  256    Class A Available Funds                                                                          $  3,773,613      256
  257      The amount to be withdrawn from the Reserve Account to be included in                          $          -      257
       Class A Available funds
  258      Principal Investment Proceeds to be included in Class A Available Funds                        $          -      258
  259      The amount of investment earnings on amounts held in the Reserve                               $          -      259
       Account to be included in Class A Available funds

  260    Class B Available Funds                                                                          $    405,663      260
  261      The amount to be withdrawn from the Reserve Account to be included in                          $          -      261
       Class B Available funds
  262      Principal Investment Proceeds to be included in Class B Available Funds                        $          -      262
  263      The amount of investment earnings on amounts held in the Reserve                               $          -      263
       Account to be included in Class B Available funds

  264  Collateral Available Funds                                                                         $    452,834      264

  265  Class D Available Funds                                                                            $    301,889      265

----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount
       of any Class A Monthly Interest previously due but not paid plus any                               $  1,000,000      266
       additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A                         $          -      267
       Servicing fee for the related Distribution Date
  268  Class A Allocable Amount                                                                           $    444,788      268
  269  An amount to be included in the Excess Spread                                                      $  2,328,825      269

       Class B
       -------

                                                                   Series 1998-2

  270  Class B Monthly Interest for the related Distribution Date,
       plus the amount of any Class B Monthly Interest previously due but not paid plus           $    110,188         270
       any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B                 $          -         271
       Servicing fee for the related Distribution Date
  272  An amount to be included in the Excess Spread                                              $    295,476         272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral              $          -         273
       Servicing fee for the related Distribution Date
  274  An amount to be included in the Excess Spread                                              $    452,834         274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D                 $          -         275
       Servicing fee for the related Distribution Date
  276  An amount to be included in the Excess Spread                                              $    301,889         276

  277  Available Excess Spread                                                                    $  3,379,024         277
  278  Available Shared Excess Finance Charge Collections                                         $          -         278
  279  Total Cash Flow available for 1998-2 waterfall                                             $  3,379,024         279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267           $          -         280
       and line268
  281  The aggregate amount of Class A Investor Charge Offs which have not been                   $          -         281
       previously reimbursed
  282  Class B Required Amount to the extent attributable to line270, and line271                 $          -         282
  283  Class B Allocable Amount                                                                   $     47,815         283
  284  Any remaining portion of the Class B Required Amount                                       $          -         284
  285  An amount equal to any unreimbursed reductions of the Class B Investor Amount,
       if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections;  $          -         285
       (iii) reallocations of the Class B Investor Amount to the Class A Investor Amount
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously  due but not paid to the Collateral                            $    122,600         286
       Indebtedness Holder plus Collateral Additional Interest
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee             $    409,167         287
       due for the relevant Monthly Period and not paid above
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due but not distributed to the Servicer for prior                                          $          -         288
       Monthly Periods
  289  Collateral Allocable Amount                                                                $     53,375         289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA),
       if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal                            $          -         290
       Collections; (iii) reallocations of the CIA to the Class A or Class B Investor Amount
  291  The excess, if any, of the Required Cash Collateral Amount over the Available              $          -         291
       Collateral Amount
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D                $     85,067         292
       Certificateholders plus Class D Additional Interest
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above               $     26,667         293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly            $          -         294
       Periods
  295  Class D Allocable Amount                                                                   $     35,583         295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
       (i) Class D Investor Charge Offs; (ii) Reallocated Principal                               $          -         296
       Collections; (iii) reallocations of the Class D Investor Amount to the
       Class A or Class B Investor Amount or CIA
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder            $          -         297
       pursuant to the Loan Agreement
  298  Excess, if any, of the Required Reserve Account Amount over the amount on                  $          -         298
       deposit in the Reserve Account
  299  Shared Excess Finance Charge Collections                                                   $  2,598,752         299

---------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
---------------------------------------------------------------------------------------------------------------------------
  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                   $          -         300
  301    Available Principal Collections held in the Collection Account                           $ 49,964,401         301
  302    Class A Accumulation Amount                                                              $          -         302

                                                                   Series 1998-2

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)                   $          -         303
       (distributable only after payout of Class A)
  304    Available Principal Collections held in the Collection Account less portion of           $ 49,964,401         304
       such Collections applied to Class A Monthly Principal
  305    Class B Accumulation Amount                                                              $          -         305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307           $          -         306
       and line#308)
  307    Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                          $ 49,964,401         307
  308    Enhancement Surplus                                                                      $          -         308

  309  Class D Monthly Principal                                                                  $          -         309
  310    Available Principal Collections held in the Collection Account
       less portion of such Collections applied to Class A, Class B or                            $ 49,964,401         310
       collateral Monthly Principal

---------------------------------------------------------------------------------------------------------------------------
                                                   Available Enhancement Amount
---------------------------------------------------------------------------------------------------------------------------
  311  Available Enhancement Amount                                                               $ 40,000,000         311
  312    Amount on Deposit in the Cash Collateral Account                                         $          -         312

---------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
---------------------------------------------------------------------------------------------------------------------------

  313  Reallocated Principal Collections                                                          $          -         313
  314    Class D Principal Collections (to the extent needed to fund Required Amounts)            $          -         314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)           $          -         315
  316    Class B Principal Collections (to the extent needed to fund Required Amounts)            $          -         316

----------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
----------------------------------------------------------------------------------------------------------------------------
                                                                 %                                   Amount
                                                          ----------------------                  ------------
  317  Series 1998-2 Default Amount                            25.76%               317(a)        $    581,560         317(b)
  318  Class A Investor Default Amount                         19.70%               318(a)        $    444,788         318(b)
  319  Class B Investor Default Amount                          2.12%               319(a)        $     47,815         319(b)
  320  Collateral Default Amount                                2.36%               320(a)        $     53,375         320(b)
  321  Class D Investor Default Amount                          1.58%               321(a)        $     35,583         321(b)

  322  Series 1998-2 Adjustment Amount                                                            $          -         322
  323  Class A Adjustment Amount                                                                  $          -         323
  324  Class B Adjustment Amount                                                                  $          -         324
  325  Collateral Adjustment Amount                                                               $          -         325
  326  Class D Adjustment Amount                                                                  $          -         326

  327  Series 1998-2 Allocable Amount                                                             $    581,560         327
  328    Class A Allocable Amount                                                                 $    444,788         328
  329    Class B Allocable Amount                                                                 $     47,815         329
  330    Collateral Allocable Amount                                                              $     53,375         330
  331    Class D Allocable Amount                                                                 $     35,583         331

----------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
----------------------------------------------------------------------------------------------------------------------------
  332  Class A Required Amount                                                                    $          -         332
  333    Class A Monthly Interest for current Distribution Date                                   $  1,000,000         333
  334    Class A Monthly Interest previously due but not paid                                     $          -         334
  335    Class A Additional Interest for prior Monthly Period or previously due but not           $          -         335
       paid
  336    Class A Allocable Amount for current Distribution Date                                   $          -         336
  337    Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                   $          -         337

  338  Class B Required Amount                                                                    $          -         338
  339    Class B Monthly Interest for current Distribution Date                                   $    110,188         339
  340    Class B Monthly Interest previously due but not paid                                     $          -         340
  341    Class B Additional Interest for prior Monthly Period or previously due but not           $          -         341
       paid
  342    Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                   $          -         342
  343  Excess of Class B Allocable Amount over funds available to make                            $          -         343

                                                                   Series 1998-2

  344  Collateral Required Amount                                                                 $          -         344
  345    Collateral Monthly Interest for current Distribution Date                                $    122,600         345
  346    Collateral Monthly Interest previously due but not paid                                  $          -         346
  347    Collateral Additional Interest for prior Monthly Period or previously due but            $          -         347
       not paid
  348    Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                $          -         348
  349    Excess of Collateral Allocable Amount over funds available to make payments              $          -         349

---------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
---------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350  Class A Investor Amount reduction                                                          $          -         350
  351    Class A Investor Charge Off                                                              $          -         351
  352    Reductions of the Class A Investor Amount                                                $          -         352

       Class B
       -------
  353  Class B Investor Amount reduction                                                          $          -         353
  354    Class B Investor Charge Off                                                              $          -         354
  355    Reductions of the Class B Investor Amount                                                $          -         355
  356    Reallocated Principal Collections applied to Class A                                     $          -         356

       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                   $          -         357
  358    Collateral Indebtedness Amount Charge Off                                                $          -         358
  359    Reductions of the Collateral Indebtedness Amount                                         $          -         359
  360    Reallocated Principal Collections applied to Class B                                     $          -         360

       Class D
       -------
  361  Class D Investor Amount reduction                                                          $          -         361
  362    Class D Investor Charge Off                                                              $          -         362
  363    Reductions of the Class D Investor Amount                                                $          -         363
  364    Reallocated Principal Collections applied to Collateral Indebtedness Amount              $          -         364

----------------------------------------------------------------------------------------------------------------------------
                                                           Servicing Fee
----------------------------------------------------------------------------------------------------------------------------
  365  Series 1998-2 Servicing Fee                                                                $    435,833         365
  366    Class A Servicing Fee                                                                    $    333,333         366
  367    Class B Servicing Fee                                                                    $     35,833         367
  368    Collateral Servicing Fee                                                                 $     40,000         368
  369    Class D Servicing Fee                                                                    $     26,667         369

----------------------------------------------------------------------------------------------------------------------------
                                                          Reserve Account
----------------------------------------------------------------------------------------------------------------------------
  370  Required Reserve Account Amount (if applicable)                                                 N/A             370
  371  Reserve Account Reinvestment Rate (if applicable)                                               N/A             371
  372  Reserve Account balance                                                                    $          -         372


  373  Accumulation Period Length                                                                   12 months          373

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of October, 1999.

       Saks Incorporated,
       as Servicer

       By
         ---------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer